UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2018

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 22, 2018, ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 20, 2018.

On April 6, 2018, the record date for the Annual Meeting, there were a total of 32,161,913 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 29,334,293 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1: The election of eleven persons to serve as directors for one year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

**	FOR	WITHHELD	BROKER NON-VOTES
FRANK SORRENTINO III	22,933,172	606,505	5,794,616
FRANK W. BAIER	22,987,351	552,326	5,794,616
ALEXANDER A. BOL	22,958,116	581,561	5,794,616
STEPHEN BOSWELL	22,572,190	967,487	5,794,616
FREDERICK FISH	22,715,420	824,257	5,794,616
FRANK HUTTLE III	21,481,247	2,058,430	5,794,616
MICHAEL KEMPNER	22,686,045	853,632	5,794,616
NICHOLAS MINOIA	22,572,008	967,669	5,794,616
JOSEPH PARISI JR.	22,952,438	587,239	5,794,616
HAROLD SCHECHTER	22,915,965	623,712	5,794,616
WILLIAM A. THOMPSON	22,454,371	1,085,306	5,794,616

Proposal 2: The vote, on an advisory basis, to approve the executive compensation for ConnectOne Bancorp, Inc.’s named executive officers, as described in the proxy statement.

For: 22,363,189 ; Against: 366,815; Abstentions: 809,673; Broker Non-Votes: 5,794,616.

Proposal 3: The vote, on an advisory basis, on how often ConnectOne Bancorp, Inc. will conduct the non-binding vote to approve executive compensation.

1 Year: 21,194,360 2 Years: 73,502 3 Years: 1,574,826 Abstentions: 696,989

Broker Non-Votes: 5,794,616

Proposal 4: The vote to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018.

For: 28,938,065;  Against: 119,950;  Abstentions: 276,278.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 22, 2018	By: /s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer